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                                                                    EXHIBIT 10.3

                              EMPLOYMENT AGREEMENT
                              --------------------

   Executive Vice President of Finance and Administration and Chief Financial
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                                    Officer
                                    -------

  THIS EMPLOYMENT AGREEMENT, is made and entered into as of the 27th day of April, 1999, by and between TEMPLATE SOFTWARE, INC., a Virginia corporation (the "Company") and PETER J. RUSSO (the "Employee").
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                                    RECITALS
                                    --------

  A. The Company desires to retain Employee to provide the services hereinafter set forth.

  B. Employee is willing to provide such services to the Company on the terms and conditions hereinafter set forth.

                                   AGREEMENT
                                   ---------

  In consideration of the promises and the terms and conditions set forth in this Agreement, the parties agree as follows:

  1.  Employment and Term.  The Company agrees to employ the Employee and the
      -------------------
Employee agrees to work for the Company, effective as of the date hereof, subject to the terms and conditions below. This Agreement shall be for a term of twelve (12) months after the date hereof, provided, that the term of this Agreement shall automatically extend for one additional month at the end of each month during the term hereof unless either party provides thirty (30) days prior written notice to the other of its desire not to automatically extend the term of this Agreement.

  2.  Compensation; Benefits.  Subject to the terms and conditions of this
      ----------------------
Agreement, the Company shall pay to the Employee a base salary as set forth on

Schedule A, attached hereto and made a part hereof, payable in accordance with
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the Company's regular payroll policies.  In addition to this base salary, the
Employee shall be entitled to the benefits and bonuses described on Schedule A,
                                                                    ----------
subject to the terms and conditions described therein. In addition, the Employee shall be entitled to receive such other benefits including, but not limited to, holidays and sick leave, as the Company generally provides to its employees holding similar positions as that of the Employee. Notwithstanding the foregoing, the Company reserves the right to adopt, amend or discontinue any employee benefit plan or policy in accordance with then-applicable law.

  3.  Title; Duties.  The Employee shall be employed as Executive Vice President
      -------------
of Finance and Administration and Chief Financial Officer. The Employee shall also serve as the Company's Treasurer and Secretary. The Employee shall diligently and conscientiously devote his full time and attention and his best efforts to discharge the duties assigned to her by the Company.

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The Employee shall perform such duties as may be assigned to him from time to time by the Company.

  4.  Right to Contract; Conflict of Interest.  The Employee hereby represents
      ---------------------------------------
and warrants to the Company that (i) he has full right and authority to enter into this Agreement and to perform his obligations hereunder, and (ii) the execution and delivery of this Agreement by the Employee and the performance of the Employee's obligations hereunder will not conflict with or breach any agreement, order or decree to which the Employee is a party or by which he is bound. During the term of this Agreement, the Employee shall not directly or indirectly consult, advise, be retained or employed by, or in any manner perform any service with any other business or entity in any line of business, regardless of whether such line of business is competitive with the Company's business, without first obtaining consent in writing from the Company.

  5.  Transfer by Company.  If at any time during the term of this Agreement,
      -------------------
the Company transfers the Employee with his consent to another location, the Company will reimburse the Employee for all reasonable moving expenses incurred as a result of such transfer. In the event that the Company terminates this Agreement with cause pursuant to Section 6 hereby or the Employee terminates
                                 ---------
this Agreement without cause pursuant to Section 8 hereof within one year after
                                         ---------
any such transfer, the Employee shall refund to the Company all amounts paid to him by the Company as moving expenses (including temporary housing and incidental expenses) pursuant to this Section 5. The Employee agrees that any
                                      ---------
amounts owing to the Company under this Section 5 may be deducted from any
                                        ---------
salary, bonuses or other amounts owed to him by the Company, consistent with applicable law.

  6.  Termination by the Company.
      --------------------------

  (a) The Company shall have the right to terminate this Agreement with or without cause at any time during the term of this Agreement by giving written notice to the Employee. The termination shall become effective on the date specified in the notice, which termination date shall not be a date prior to the date 5 days following the date of the notice of termination itself. In the event that this Agreement is terminated by the Company for cause, the Company shall pay the Employee the base salary due him under this Agreement through the day on which such termination is effective. In the event that this Agreement is terminated by the Company without cause, the Company shall pay to the Employee compensation equal to twelve (12) months of the Employee's base salary plus 100% of the Employee's maximum incentive compensation payable hereunder.

  (b)  For purposes of this Section 6, "cause" shall mean (i) a material breach
                            ---------   -----
by the Employee of any covenant or condition hereunder or a material failure of performance by the Employee under this Agreement; (ii) abandonment by the Employee of his duties hereunder; (iii) the commission by the Employee of any act or omission constituting gross negligence, dishonesty, fraud, immoral or disreputable conduct which is, or in the reasonable opinion of the Company's Board of Directors, is likely to be, harmful to the Company or its reputation;
(iv) conviction of, or a plea or nolo contendere by, the Employee of a violation of any federal, state or local law, rule regulation or ordinance; (v) violation by the Employee of the Company's

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material policies as set forth in the Company's personnel handbook, if one has been adopted, or announced by Company management from time to time, which violation remains uncured thirty (30) days after written notice to the Employee by the Company regarding such violation has been provided; (vi) violation of the Company's drug and alcohol policy as set forth in the Company's personnel handbook, if one has been adopted, or announced by Company management from time to time; or (vii) the performance by the Employee of any act or omission demonstrating an intentional or reckless disregard of the interests of the Company.

  7.  Termination by Death or Disability of the Employee.
      --------------------------------------------------

  (a) In the event of the Employee's death during the term of this Agreement, all obligations of the parties hereunder shall terminate immediately, and the Company shall pay to the Employee's legal representatives the base salary due the Employee through the day on which his death shall have occurred.

  (b) If the Employee is unable to perform his duties hereunder due to mental, physical or other disability for a period of 90 consecutive business days, as determined by the Company, or for 90 business days in any period of 12 consecutive months, this Agreement may be terminated by the Company, at its option, by written notice to the Employee, effective on the termination date specified in such notice, provided such termination date shall not be a date prior to the date of the notice of termination itself. In this case, the Company will pay the Employee the base salary due him through the day on which such termination is effective.

  8.  Termination by the Employee.
      ---------------------------

  (a) The Employee may terminate this Agreement at any time, with or without cause, by giving 30 days written notice to the Company. Any such termination, if without cause, shall become effective on the date specified in such notice, provided that the Company may elect to have such termination become effective on a date after, but not more than 14 days after, the date of the notice. If such termination is with cause, it shall become effective on the date 30 days after the date of such notice, provided the Company has failed to cure the cause specified in the notice. In the event that this Agreement is terminated by the Employee without cause, the Employee shall be entitled to the base salary due him through the day on which such termination becomes effective. In the event that this Agreement is terminated by the Employee with cause, the Company shall pay to the Employee compensation equal to twelve (12) months of the Employee's base salary plus 100% of the Employee's maximum incentive compensation payable hereunder.

(b)  For purposes of this Section 8, "cause" shall mean (i) a material failure
                          ---------
by the Company to perform its obligations under this Agreement, (ii) a material reduction in the Employee's duties or responsibilities hereunder not consented to by Employee or (iii) a relocation of more than fifty (50) miles from the Company's principal executive offices not consented to by Employee.

  9.  Suspension.  In the event the Company has reasonable cause to believe that
      ----------
there exists cause for termination of this Agreement as defined in Section 6,
                                                                   ---------
immediately upon written

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notice to the Employee, the Company may but shall not be obligated to suspend the Employee, with pay, for a period not to exceed four (4) weeks, either as a disciplinary measure or in order to investigate the Company's belief that such cause exists. No such suspension shall prevent the Company from thereafter exercising its rights to terminate this Agreement in accordance with its terms.

  10.  Change of Control of the Company.  In the event of a Change of Control
       --------------------------------
(as defined below) of the Company then, immediately following the consummation of such Change of Control, the Company (or its successor) shall pay to the Employee in a gross amount such that the net payments retained by the Employee after payment of any tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, with respect to such payment shall equal eighteen (18) months of the Employee's base salary. For purposes of this Section 10, a Change of
                                                     ----------
Control shall mean any of the following:

        (a) the merger or consolidation of the Company with or into another unaffiliated entity, or the merger of another unaffiliated entity into the Company or any subsidiary thereof with the effect that immediately after such transaction the stockholders of the Company immediately prior to such transaction hold less than fifty percent (50%) of the total voting power of all securities generally entitled to vote in the election of directors, managers or trustees of the entity surviving such merger or consolidation;

        (b) the sale, lease or other transfer of all or substantially all of the Company's assets to an unaffiliated person or group (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) or the sale or transfer of more than fifty-one percent (51%) of the Company's then outstanding voting stock (other than in a restructuring transaction which results in the continuation of the Company's business by an affiliated entity) to such persons or group; or

        (c) the adoption by the stockholders of the Company of a plan relating to the liquidation or dissolution of the Company.

  11.  Non-competition and Non-Solicitation.
       ------------------------------------

  (a)  Non-competition.  The Employee agrees that, during his employment
       ---------------
hereunder, and until the later of (i) two (2) months after the effective date of termination of this Agreement, (ii) the date on which the Employee's period of compensated severance hereunder expires, or (iii) the date of entry by a court of competent jurisdiction of a final judgment enforcing this covenant, he will not, in any geographic area where the Company engages in its Business (as defined below) or maintains sales or service representatives or employees:

        (A) compete with the Company, or any subsidiary or affiliate of the Company;

        (B) interfere with or disrupt, or attempt to interfere with or disrupt, the relationship, contractual or otherwise, between the Company, or any subsidiary or affiliate of the Company, and any customer, supplier or employee of the Company, or any such subsidiary or affiliate;

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  (b)  Non-Solicitation.  The Employee agrees that, during his employment
       ----------------
hereunder, and for a period of two (2) years after the later of (i) the effective date of termination of this Agreement, (ii) the date on which the Employee's period of compensated severance hereunder expires, or (iii) the date of entry by a court of competent jurisdiction of a final judgment enforcing this covenant, he will not offer employment to any current employee of the Company or solicit (directly or indirectly, either individually or in connection with any employer or other business partner) any current employee of the Company to accept employment elsewhere.

  (c)  The following terms, as used in this Section 11 shall have the meanings
                                            ----------
set forth below:

        (A)  The Company's "Business" means the development of enterprise-wide
                            --------
software solutions for large scale applications.

        (B)  The term "compete" means to engage in competition, directly or
                       -------
indirectly, individually or through a family member or other person acting on the Employee's behalf, as an employee, officer, director, proprietor, partner or stockholder or other security holder (other than of a corporation listed on a national securities exchange or the securities of which are regularly traded in the over-the-counter market, provided that the Employee at no time owns in excess of 5% of the outstanding securities of such corporation entitled to vote for the election of directors) of any firm, corporation or entity of any nature whatsoever.

        (C)  The term "affiliate" means any person, firm or corporation,
                       ---------
directly or indirectly through one or more intermediaries, controlling, controlled by or under common control with the Company.

  (d)  The Employee further acknowledges that this Section 11 is an independent
                                                   ----------
covenant within this Agreement, and that this covenant shall survive any termination of Agreement and shall be treated as an independent covenant for the purposes of enforcement. With respect to this covenant, the Employee hereby acknowledges receipt of Ten Dollars ($10.00) and other good and valuable consideration stated herein including the consideration of his continued employment by the Company.

  (e) The Employee shall, during the term of this Agreement and thereafter, notify any prospective employer of the terms and conditions of this Agreement regarding confidentiality, non-disclosure and non-competition.

  12.  Confidentiality and Non-Disclosure.
       ----------------------------------

  (a) The Employee shall hold in strict confidence and shall not, either during the term of this Agreement or after the termination hereof, disclose, directly or indirectly, to any third party, person, firm, corporation or other entity, irrespective of whether such person or entity is a competitor of the Company or is engaged in a business similar to that of the Company, any trade secrets or other proprietary or confidential information of the Company or any subsidiary

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or affiliate (as defined in Section 11) of the Company obtained by the Employee
                            ----------
from or through his employment hereunder. The Employee hereby acknowledges and agrees that all proprietary information referred to in this Section 12 shall be
                                                            ----------
deemed trade secrets of the Company and of its subsidiaries and affiliates, as defined in Section 11, and that the Employee shall take such steps, undertake
           ----------
such actions and refrain from taking such other actions, as mandated by the provisions hereof and by the provisions of the Virginia Uniform Trade Secret Act. Employee further acknowledges that the Company's products and titles consist of copyrighted material, and Employee shall exercise his best efforts to prevent the use of such copyrighted material by any person or entity which has not prior thereto been authorized to use such information by the Company.

  (b) The Employee further hereby agrees and acknowledges that any disclosure of any proprietary information prohibited herein, or any breach of the provisions of Sections 4 or 11 of this Agreement, may result in irreparable
              ----------    --
injury and damage to the Company which will not be adequately compensable in monetary damages, that the Company will have no adequate remedy at law therefor, and that the Company may obtain such preliminary, temporary or permanent mandatory or restraining injunctions, orders or decrees as may be necessary to protect the company against, or on account of, any breach by the Employee of the provisions contained in Sections 4, 11 or 12. The Employee shall reimburse the
                        ----------  --    --
reasonable legal fees and other costs incurred by the Company in enforcing the provisions of Sections 4, 11 and 12 of this Agreement.
              ----------  --     --

  (c) The Employee further agrees that, upon termination of this Agreement, whether voluntary or involuntary or with or without cause, the Employee shall notify any new employer, partner, associate or any other firm or corporation with whom the Employee shall become associated in any capacity whatsoever of the provisions of this Section 12, and that the Company may give such notice to such
                   ----------
firm, corporation or other person.

  13.  Assignment and Disclosure of Inventions.
       ---------------------------------------

  (a) From and after the date the Employee first became employed with the Company, the Employee hereby agrees to promptly disclose in confidence to the Company all inventions, improvements, designs, original works of authorship, formulas, processes, compositions of matter, computer software programs, databases, mask works, and trade secrets ("Inventions"), whether or not
                                           ----------
patentable, copyrightable or protectible as trade secrets, that are made or conceived or first reduced to practice or created by the Employee, either alone or jointly with others, during the period of the Employee's employment, whether or not in the course of the Employee's employment.

  (b) The Employee hereby acknowledges that copyrightable works prepared by the Employee within the scope of the Employee's employment are "works for hire" under the Copyright Act and that the Company will be considered the author thereof. The Employee hereby agrees that all Inventions that (a) are developed using equipment, supplies, facilities or trade secrets of the Company, (b) result from work performed by the Employee for the Company, or (c) relate to the Company's business or current or anticipated research and development, will be the sole and exclusive property of the Company and are hereby assigned by the Employee to the Company.

  14.  Severability.  The Company and the Employee recognize that the laws and
       ------------
public policies of the Commonwealth of Virginia are subject to varying interpretations and change. It is the intention of the Company and of the Employee that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies of the Commonwealth of Virginia, but that the unenforceability (to the modification to conform to such laws or public policies) of any provision or provisions hereof shall not render unenforceable, or impair, the remainder of this Agreement. Accordingly, if any provisions of this Agreement shall be determined to be invalid or unenforceable, either in whole or in part, this Agreement shall be deemed amended to delete or modify, as necessary, the offending provision or provisions and to alter the balance of this Agreement in order to render it valid and enforceable.

  15.  Assignment.  Neither the rights nor obligations under this Agreement may
       ----------
be assigned by either party, in whole or in part, by operation of law or otherwise, except that it shall be binding upon and inure to the benefit of any successor of the Company and its subsidiaries and affiliates, whether by merger, reorganization or otherwise, or any purchaser of all or substantially all of the assets of the Company.

  16.  Notices.  Any notice expressly provided for under this Agreement shall be
       -------
in writing, shall be given either manually or by mail and shall be deemed sufficiently given when actually received by the party to be notified or when mailed, if mailed by certified or registered mail, postage prepaid, addressed to such party at their addresses as set forth below. Either party may, by notice to the other party, given in the manner provided for herein, change their address for receiving such notices.

           (a)  If to the Company, to

                Template Software, Inc.
                45365 Vintage Park Plaza
                Dulles, Virginia  20166
                Attn:  Chief Executive Officer

                with a copy to :

                Cooley Godward LLP
                2002 Edmund Halley Drive, Suite 300
                Reston, Virginia  20191
                Attn:  Joseph W. Conroy, Esquire

           (b)  If to the Employee, to

                Peter J. Russo
                111 Bringham Street
                Unit 27D
                Hudson, Massachusetts 01749

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

  17.  Governing Law.  This Agreement shall be executed, construed and performed
       -------------
in accordance with the laws of the Commonwealth of Virginia without reference to conflict of laws principles.

  18.  Headings.  The section headings contained in this Agreement are for
       --------
reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

  19.  Entire Agreement; Amendments.  This Agreement constitutes and embodies
       ----------------------------
the entire agreement between the parties in connection with the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings in connection with such subject matter. No covenant or condition not expressed in this Agreement shall affect or be effective to interpret, change or restrict this Agreement. In the event of a conflict or inconsistency between the terms of this Agreement and the Company's policies regarding employees, the terms of this Agreement shall supersede the conflicting or inconsistent Company policies. No change, termination or attempted waiver of any of the provisions of this Agreement shall be binding unless in writing signed by the Employee and on behalf of the Company by an officer thereunto duly authorized by the Company's Board of Directors. No modification, waiver, termination, rescission, discharge or cancellation of this Agreement shall affect the right of any party to enforce any other provision or to exercise any right or remedy in the event of any other default.

                            [SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                          COMPANY:
                          -------

                          TEMPLATE SOFTWARE, INC.


                          By:  ___/s/ Joseph M. Fox_____________
                          Name:  Joseph M. Fox
                          Title:  Chairman of the Board




                          EMPLOYEE:
                          --------



                          _____/s/ Peter J. Russo _______________
                          Peter J. Russo


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                                   Schedule A
                                   ----------


1.  Base salary:  $200,000 annually (payable semi-monthly in equal $16,666.66
    -----------
installments)

2.   Incentive compensation:  Up to $100,000 annually, to be earned under terms
     ----------------------
     and conditions to be provided within sixty (60) days after the date hereof. The incentive compensation for 1999 will be pro-rated based on the Employee's start date.

3.      Vacation:  4 weeks per year.
        --------

4.        Stock options:  On the date of this Agreement, the Employee shall be
          -------------
          granted an incentive stock option to acquire 200,000 shares of the Company's Common Stock at an exercise price per share equal to the closing price of the Company's Common Stock on the Nasdaq National Market on the date of this Agreement. Such stock options shall be exercisable as follows: (i) 25% exercisable as of the date of the Agreement and (ii) 25% exercisable on each annual anniversary hereof. Notwithstanding the foregoing, upon termination of this Agreement by the Company without cause (as defined in Section 6), all unexercisable
                                                   ---------
          stock options shall become immediately exercisable for twelve (12) months following the date of such termination. Furthermore, upon a Change of Control of the Company (as defined in Section 10), all
                                                          ----------
          unexercisable stock options shall become immediately exercisable for twelve (12) months following the date of the consummation of such Change of Control.

          The grant of stock options to the Employee hereunder will be evidenced by a stock option agreement, to be prepared by the Company, and will be subject to the terms and conditions of the Company's 1996 Stock Incentive Plan.

5.        Relocation:  The Employee will be eligible to receive a relocation
          ----------
          reimbursement of actual expenses up to $70,000, subject to applicable federal, state and local employment and withholding taxes, for which Employee will be responsible. Should the Employee terminate this Agreement without cause (as defined in Section 8) prior to completion of one year of service, the Employee will be required to reimburse the Company for all such expenses.

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